Commitments and Contingencies	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies

10.Commitments and Contingencies

As at June 30, 2015, the Company had under construction nine aframax tankers, two LR1 product tankers, one shuttle tanker and one LNG carrier. The total contracted amount remaining to be paid for the thirteen vessels under construction, plus the extra costs agreed as at June 30, 2015 was $641,325. Scheduled remaining payments as at June 30, 2015 were $49,486 from July to December 2015, $377,701 in 2016, and $214,138 in 2017. At June 30, 2015, there is a prepaid amount of $1,650 under an old shipbuilding contract which was terminated in 2014, which will be used against the contract price of future new buildings currently being discussed between the Company and the shipyard.

In the ordinary course of the shipping business, various claims and losses may arise from disputes with charterers, agents and other suppliers relating to the operations of the Company’s vessels. Management believes that all such matters are either adequately covered by insurance or are not expected to have a material adverse effect on the Company’s results of operations or financial condition.

 Charters-out

The future minimum revenues of vessels in operation at June 30, 2015, before reduction for brokerage commissions, expected to be recognized on non-cancelable time charters are as follows:

Period/Year	Amount
July to December 2015	86,204
2016	129,345
2017	150,602
2018	156,680
2019 to 2029	806,200

Minimum charter payments	1,329,031

These amounts do not assume any off-hire.